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                                                                    EXHIBIT 10.4
                                  EMAGEON INC.
                           2005 NON-EMPLOYEE DIRECTOR
                              STOCK INCENTIVE PLAN



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                                Table of Contents

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ARTICLE 1 -  GENERAL PROVISIONS...................................................................................1

         1.1      Establishment and Purposes of Plan..............................................................1
         1.2      Types of Awards.................................................................................1
         1.3      Effective Date..................................................................................1

ARTICLE 2 -  DEFINITIONS..........................................................................................1


ARTICLE 3 -  ADMINISTRATION.......................................................................................4

         3.1      General.........................................................................................4
         3.2      Authority of the Committee......................................................................4
         3.3      Delegation of Authority.........................................................................4
         3.4      Award Agreements................................................................................4
         3.5      Indemnification.................................................................................5

ARTICLE 4 -  SHARES SUBJECT TO THE PLAN...........................................................................5

         4.1      Number of Shares................................................................................5
         4.2      Adjustment of Shares............................................................................6

ARTICLE 5 -  STOCK OPTIONS........................................................................................6

         5.1      Automatic Grant Of Stock Options................................................................6
         5.2      Discretionary Grants of Options.................................................................7
         5.3      Agreement.......................................................................................7
         5.4      Option Price....................................................................................7
         5.5      Duration of Options.............................................................................7
         5.6      Exercise of Options.............................................................................7
         5.7      Payment.........................................................................................7
         5.8      Nontransferability of Options...................................................................8

ARTICLE 6 -  STOCK APPRECIATION RIGHTS............................................................................8

         6.1      Grant of Stock Appreciation Rights (or SARs)....................................................8
         6.2      Agreement.......................................................................................8
         6.3      Tandem SARs.....................................................................................8
         6.4      Payment.........................................................................................9

ARTICLE 7 -  RESTRICTED STOCK AND RESTRICTED STOCK UNITS..........................................................9

         7.1      Grant of Restricted Stock.......................................................................9
         7.2      Restricted Stock Agreement......................................................................9
         7.3      Nontransferability..............................................................................9
         7.4      Certificates....................................................................................9
         7.5      Dividends and Other Distributions..............................................................10
         7.6      Restricted Stock Units (or RSUs)...............................................................10
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                               Table of Contents
                                  (continued)


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ARTICLE 8 -  BENEFICIARY DESIGNATION.............................................................................10


ARTICLE 9 -  DEFERRALS...........................................................................................11


ARTICLE 10 -  WITHHOLDING........................................................................................11

         10.1     Tax Withholding................................................................................11
         10.2     Share Withholding..............................................................................11

ARTICLE 11 -  AMENDMENT AND TERMINATION..........................................................................11

         11.1     Amendment of Plan..............................................................................11
         11.2     Amendment of Award Agreement...................................................................11
         11.3     Termination of Plan............................................................................12

ARTICLE 12 -  MISCELLANEOUS PROVISIONS...........................................................................12

         12.1     Restrictions on Shares.........................................................................12
         12.2     Rights of a Stockholder........................................................................12
         12.3     No Implied Rights..............................................................................12
         12.4     Compliance with Laws...........................................................................13
         12.5     Legal Construction.............................................................................13
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                                  EMAGEON INC.
                 2005 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                         ARTICLE 1 - GENERAL PROVISIONS

     1.1 Establishment and Purposes of Plan. Emageon Inc., a Delaware corporation (the "Company"), hereby establishes a stock incentive plan to be known as the "Emageon Inc. 2005 Non-Employee Director Stock Incentive Plan" (the "Plan"), as set forth in this document. The objectives of the Plan are (i) to provide incentives to non-employee directors of the Company; (ii) to attract, motivate and retain directors; and (iii) to align the interests of directors with those of the Company's stockholders.

     1.2 Types of Awards. Awards under the Plan may be made in the form of (i) Nonqualified Stock Options, (ii) Stock Appreciation Rights; (iii) Restricted Stock; and (iv) Restricted Stock Units, or any combination of the foregoing.

     1.3 Effective Date. The Plan shall be effective as of the date it is approved by the Company's Board of Directors (the "Effective Date").

                            ARTICLE 2 - DEFINITIONS

     Except where the context otherwise indicates, the following definitions apply:

     2.1 "Agreement" means the written agreement evidencing an Award granted to the Participant under the Plan.

     2.2 "Award" means an award granted to a Participant under the Plan that is a Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or combination of these.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

     2.5 "Committee" means the Compensation Committee of the Board or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article 3.

     2.6 "Company" means Emageon Inc., a Delaware corporation, and its successors and assigns.

     2.7 "Director" means any individual who is a member of the Board of Directors of the Company and is not an employee of the Company.

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     2.8 "Disability" the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determined physical or mental impairment expected to result in death or to be of continuous duration of six (6) months or more. The determination of Disability shall be made by the Committee.

     2.9 "Effective Date" shall have the meaning ascribed to such term in
Section 1.3 hereof.

     2.10 "Eligible Participant" means a Director.

     2.11 "Employer" means the Company and any entity during any period that it is a "parent corporation" or a "subsidiary corporation" with respect to the Company within the meaning of Code Sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of "Employer."

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Exchange Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

     2.13 "Fair Market Value" means the fair market value of a Share, as determined in good faith by the Committee as follows:

          (a) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported;

          (b) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported;

          (c) If the Shares are admitted to Quotation on the NASDAQ and have not been designated a NMS Security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date; or

          (d) if (a), (b) and (c) do not apply, on the basis of the good faith determination of the Committee.

For purposes of subsection (a) above, if Shares are traded on more than one securities exchange then the following exchange shall be referenced to determine Fair Market Value: (i) the New York Stock Exchange ("NYSE"), or (ii) if shares are not traded on the NYSE, the NASDAQ, or



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(iii) if shares are not traded on the NYSE or NASDAQ, the largest regional exchange on which Shares are traded.

     2.14 "Insider" shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.

     2.15 "Option" means a stock option which is not intended to meet the requirements of Code Section 422.

     2.16 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.17 "Participant" means an Eligible Participant to whom an Award has been granted.

     2.18 "Permitted Transferee" means any members of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members. Appropriate evidence of any transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of an Option is transferred to a Permitted Transferee, the Permitted Transferee's rights thereunder shall be subject to the same restrictions and limitations with respect to the Option as the Participant.

     2.19 "Plan" means the Emageon Inc. 2005 Non-Employee Director Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

     2.20 "Restricted Stock" means an Award of Shares under Article 7 of the Plan, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any cash dividends with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

     2.21 "Restricted Stock Units (or RSUs)" means an Award of a right granted under Section 7 of the Plan to receive a number of Shares or a cash payment for each such Share equal to the Fair Market Value of a Share on a specified date.

     2.22 "Restriction Period" means the period commencing on the date an Award of Restricted Stock or Restricted Stock Units is granted and ending on such date as the Committee shall determine.

     2.23 "Share" means one share of common stock, par value $ .001 per share, of the Company, and as such Share may be adjusted pursuant to the provisions of
Section 4.3 of the Plan.

     2.24 "Stock Appreciation Right" or "SAR" means an Award granted under
Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Committee,



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equal to the excess of the Fair Market Value of a Share on the day the Stock
Appreciation Right is exercised over the specified purchase price.

                           ARTICLE 3 - ADMINISTRATION

     3.1 General. This Plan shall be administered by the Committee. The Committee, in its discretion, may delegate to one or more of its members, or to officers of the Company, such of its powers as it deems appropriate.

     3.2 Authority of the Committee.

          (a) Subject to the other terms and provisions of the Plan, the Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Participants who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

          (b) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

          (c) In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

          (d) All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors.

     3.3 Delegation of Authority. The Committee may, at any time and from time to time, delegate to one or more persons any or all of its authority under
Section 3.2, to the full extent permitted by law.

     3.4 Award Agreements. Each Award granted under the Plan shall be evidenced by a written Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions,



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not inconsistent with the Plan, as may be imposed by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Agreement.

     3.5 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been grossly negligent or engaged in willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                     ARTICLE 4 - SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares.

          (a) Subject to adjustment as provided in (b) below and in Section 4.2, the aggregate number of Shares which are available for issuance pursuant to Awards under the Plan is five hundred thousand (500,000) Shares (after giving effect to the Company's reverse stock split in February, 2005). Shares to be issued under the Plan shall be made available from Shares currently authorized but unissued or Shares currently held (or subsequently acquired) by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

          (b) The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

               (i) If, for any reason, any Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock, an exercise of an SAR with delivery of fewer Shares than subject to the SAR, or a termination, expiration or cancellation of an Option, Stock Appreciation Right, or Restricted Stock Unit ("Returned Shares"), such Returned Shares shall not be charged against the aggregate number of Shares available for issuance pursuant to Awards under the Plan and shall again be available for issuance pursuant to an Award under the Plan. If the exercise price of an Option and/or tax withholding obligation under an Award is satisfied by tendering Shares to the Company (either by actual delivery or attestation) or by reducing the number of Shares delivered to the Participant, only the number of Shares issued net of the Shares so tendered or



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          withheld shall be deemed delivered for purposes of determining the maximum number of Shares available for issuance under the Plan.

               (ii) Each Stock Appreciation Right or Restricted Stock Unit that may be settled in Shares shall be counted as one Share subject to an award. Stock Appreciation Rights or Restricted Stock Units that may not be settled in Shares (or that may be settled in Shares but are not) shall not result in a charge against the aggregate number of Shares available for issuance. In addition, if a Stock Appreciation Right is granted in connection with an Option and the exercise of the Stock Appreciation Right results in the loss of the Option right, the Shares that otherwise would have been issued upon the exercise of such related Option shall not result in a charge against the aggregate number of Shares available for issuance.

     4.2 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares; then equitable adjustments shall be made by the Committee, as it determines are necessary and appropriate, in:

          (a) the limitations on the aggregate number of Shares that may be awarded as set forth in Section 4.1;

          (b) the number and class of Shares that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

          (c) the Option Price under outstanding Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights; and

          (d) the terms, conditions or restrictions of any Award and Agreement, including the price payable for the acquisition of Shares.

     For all purposes under the Plan, the Company's reverse stock split in February 2005 has already been considered, and no adjustments shall be made to reflect such reverse stock split.

                           ARTICLE 5 - STOCK OPTIONS

     5.1 Automatic Grant Of Stock Options.



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          (a) On the day after each Annual Stockholders Meeting (the "Annual
     Grant Date"), each Director shall be granted an Option to purchase two thousand (2,000) Shares at an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on such grant date.

          (b) Each individual who has not previously been in the employ of the Company or an Employer and who is first elected to serve as a Director on a date after an Annual Grant Date and prior to the next Annual Stockholders Meeting (the "Initial Option Grant Date") shall be granted an Option to purchase a pro-rated number of Shares, calculated by subtracting from 12 the number of months (rounded down to a whole number) that have elapsed since the previous Annual Grant Date, dividing such resulting number by 12, multiplying such fraction by 2,000 Shares, and rounding up to the nearest 100 shares. The Option shall have an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on such Initial Option Grant Date.

     Each Option granted under Section 5.1(a) and 5.1(b) shall vest as determined by the Committee, shall expire no later than ten (10) years after the date of grant, and may be exercised in whole or in part in accordance with Sections 5.6 and 5.7.

     5.2 Discretionary Grants of Options. The Committee may, in its discretion and upon such terms and conditions as may be established by the Committee, grant Options to Directors under this Plan in addition to those provided for in
Section 5.1 above. Such Option grants shall be upon terms and conditions consistent with the provisions of this Article V.

     5.3 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the vesting periods, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine.

     5.4 Option Price. The Option Price for an Option shall not be less than the Fair Market Value of a Share on the date the Option is granted.

     5.5 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date.

     5.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of certain events as specified in the Agreement. In addition, the Committee may provide in the Agreement for the right of a Participant to defer option gains related to an exercise.

     5.7 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is



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to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full in any of the following manners: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     5.8 Nontransferability of Options. Except as otherwise provided in a Participant's Award Agreement with respect to transfers to Permitted Transferees (any such transfers being subject to applicable laws, rules and regulations), no Option granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all Options granted to a Participant under this
Article 5 shall be exercisable during his or her lifetime only by such Participant.

                     ARTICLE 6 - STOCK APPRECIATION RIGHTS

     6.1 Grant of Stock Appreciation Rights (or SARs). A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A SAR shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the exercise price, times the number of Shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of certain events specified in the Agreement. A SAR granted in connection with an Option (a "Tandem SAR") shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option price per Share, times the number of Shares under the Option, or portion thereof, which is surrendered. SARs shall be subject to the same transferability restrictions as Options.

     6.2 Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the exercise price, the duration of the SAR, the number of Shares to which the SAR pertains and such other provisions as the Committee shall determine.

     6.3 Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The SAR grant either may be concurrent with the grant of the Options, or in connection with Options previously granted under



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Article 5, which are unexercised and have not terminated or lapsed. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under any related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered.

     6.4 Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of a SAR will be in the form of all cash, all Shares, or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of SARs. Payment may be made in a lump sum, in annual installments or may be otherwise deferred; and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

            ARTICLE 7 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

     7.1 Grant of Restricted Stock. Awards of Restricted Stock may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or deferred grants of Restricted Stock.

     7.2 Restricted Stock Agreement. The Restricted Stock Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the purchase price, if any, to be paid for such Restricted Stock, which may be more than, equal to, or less than Fair Market Value and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock such as continued service or the length of the Restriction Period and whether any circumstances, such as death or Disability, will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the Shares during the Restriction Period.

     Notwithstanding Section 3.4 of the Plan, a Restricted Stock Award must be accepted within a period of sixty (60) days, or such other period as the Committee may specify, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

     7.3 Nontransferability. Except as otherwise provided in this Article 7, no Restricted Stock Units nor shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

     7.4 Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant's name (or an appropriate book entry shall be made). Certificates, if issued, may either be held in custody by the Company until the




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Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law.

     7.5 Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such Shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

     7.6 Restricted Stock Units (or RSUs). Awards of Restricted Stock Units may be made to Eligible Participants in accordance with the following terms and conditions:

          (a) The Committee, in its discretion, shall determine and set forth in an Agreement the number of RSUs to grant to a Participant, the Restriction Period and other terms and conditions of the Award, including whether the Award will be paid in cash, Shares or a combination of the two and the time when the Award will be payable (i.e., at vesting, termination of Board service or another date).

          (b) Unless the Agreement provides otherwise, RSUs shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

          (c) Restrictions upon RSUs awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may provide in the Agreement.

          (d) The Agreement shall set forth the terms and conditions that shall apply upon the Participant's termination of Board service (including a forfeiture of RSUs for which the restrictions have not lapsed upon Participant's ceasing to serve on the Board) as the Committee may, in its discretion, determine at the time the Award is granted.

                      ARTICLE 8 - BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the



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

Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                             ARTICLE 9 - DEFERRALS

     The Committee may permit a Participant to defer under this Plan or to a separate deferred compensation arrangement of the Company such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, and such rules and procedures shall comply with Code Section 409A.

                            ARTICLE 10 - WITHHOLDING

     10.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     10.2 Share Withholding. To the extent an Award is settled by the delivery of Shares, with respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, upon delivery of Shares pursuant to Restricted Stock Units or upon any other taxable event arising as a result of Awards granted hereunder, unless other arrangements are made with the consent of the Committee, Participants shall, subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate, satisfy any withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction.

                     ARTICLE 11 - AMENDMENT AND TERMINATION

     11.1 Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. To the extent required by the rules of NASDAQ or any exchange upon which the Shares are traded or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company at an annual or special meeting.

     11.2 Amendment of Award Agreement. The Committee may, at any time, amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not have the authority to decrease the Option Price of any outstanding Option, except in accordance with Section 4.2 or unless such an amendment is approved by the stockholders of the Company.

     11.3 Termination of Plan. No Awards shall be granted under the Plan after the tenth (10th) anniversary of the date the Board adopts the Plan.

                     ARTICLE 12 - MISCELLANEOUS PROVISIONS

     12.1 Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     12.2 Rights of a Stockholder. Except as otherwise provided in Article 7 of the Plan and in the Restricted Stock Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, Stock Appreciation Right, or Restricted Stock Unit shall have any right as a stockholder with respect to any Shares covered by such Award prior to the date of issuance to him or her of a certificate or certificates for such Shares.

     12.3 No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue to serve as a Director of the Company, or interfere in any way with the right of the Company to terminate the Participant's services for any reason at any time. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

     12.4 Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.

     12.5 Legal Construction.

          (a) Severability. If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

          (b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

          (c) Governing Law. To the extent not preempted by federal law, the Plan and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

          (d) Compliance with Code Section 409A. The Plan is intended to satisfy the requirements of Code Section 409A and any regulations or guidance that may be adopted thereunder from time to time, including any transition relief available under applicable guidance related to Code Section 409A. The Plan may be amended or interpreted by the Committee as it determines necessary or appropriate in accordance with Code Section 409A and to avoid a plan failure under Code Section 409A(a)(1).

     IN WITNESS WHEREOF, this Plan is executed as of this the 25th day of January, 2005.



                                         EMAGEON INC.



                                         By:  /s/ Charles A. Jett, Jr.
                                              ----------------------------------
                                                     Authorized Officer
ATTEST:



/s/ Craig A. Parker
--------------------------------------
Secretary



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